ADMINISTRATIVE SERVICES AGREEMENT


This Administrative Services Agreement ("Agreement") is made and entered into by and between First American Capital Corporation, a Kansas corporation ("Administrator"), and First Life America Corporation, a Kansas insurance corporation ("Company").

WITNESSETH:
	WHEREAS, Administrator renders administrative services and personnel to corporations primarily engaged in the business of life and accident and health insurance; and
	WHEREAS, Company is engaged in the business of life and accident and health insurance; and
	WHEREAS, Company and Administrator desire to contract for the provision of administrative services and personnel by Administrator to Company, subject to the terms and conditions hereinafter set forth; and WHEREAS, Company is a subsidiary of the Administrator; and WHEREAS, Administrator employees all individuals performing at the
Company and through management provided by such personnel, performs all administrative functions for Company including the direct supervision and control of operations; and
	NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:


ADMINISTRATIVE SERVICES AGREEMENT

1.	PERSONNEL AND ADMINISTRATIVE SERVICES
1.1	This Agreement shall be effective January 1, 2002.
1.2	Services of Executive Officers.  Administrator shall cause the Officers and other individuals employed by Administrator, whom Administrator considers to be qualified, to serve as officers of Company to the extent the Board of Directors of Company may, from time to time, elect any of said persons to serve in such capacities.
1.3	Administrative Services.  In addition to the duties and functions performed by the Officers of Administrator in fulfilling the responsibilities of any offices to which they may be elected by the Board of Directors of Company, and in addition to performing the duties and functions which are necessary or may be reasonably required to render Administrative Services provided under this Agreement, Administrator shall provide such general supervisory services as may be required to serve the business of Company in accordance with sound business practices. Without limiting the generality of the foregoing, Administrator shall, directly or indirectly, and at the reasonable request of the Board of Directors of Company, perform or render additional Administrative Services, including, without limitation, the following:
(a)	Investigate, evaluate and assist in the selection of, and participate in consultations and negotiations with, lenders, attorneys, brokers, underwriters,actuaries, reinsurers, auditors, corporate fiduciaries, escrow agents, depositaries, custodians, banks and other persons acting in any other capacity deemed by the Board of Directors of Company to be necessary or appropriate;
(b)	Advise, consult and assist with respect to the financial policies and the capital and debt structure of Company;
(c)	Advise, consult and negotiate with respect to any future financing by
Company;
(d)	Advise, consult and assist with respect to proceedings and hearings held and conducted by regulatory agencies, including, but not limited to insurance regulatory hearings or proceedings;

ADMINISTRATIVE SERVICES AGREEMENT
(e)	Advise, consult, negotiate and assist with respect to the acquisition and disposition of insurance business and with respect to mergers, consolidation, reorganization or other business combination;
(f)	Advise, consult and assist with respect to other aspects of the business and affairs of Company.
1.4	Administrative Services.  In addition to the services expressly provided herein, Administrator agrees to render or cause to be rendered to Company all administrative and other services which are necessary or reasonably required to operate effectively its business, including, without limitation, the following:
(a)	Actuarial services required for the design and preparation of new insurance products, the calculation of reserves and the evaluation of the results of insurance operation;
(b)	Accounting services necessary to maintain all books and records required to account properly for all financial aspects and to comply with reporting of financial aspects and to comply with reporting requirements of Company;
(c)	Legal services necessary to comply with applicable laws affecting the business of Company;
(d)	Administrative Services required for internal insurance operations, underwriting, policy issuance, reinsurance, computer services, data processing, policy service and claims; and
(e)	Administrative Services required for insurance agency operations, including licensing, commission accounting and the tabulation of sales.
1.5	Personnel.  Administrator shall furnish personnel necessary to provide the support and Administrative Services, advice and assistance to Company pursuant to this Agreement.
1.6	Costs.  Administrator shall pay all personnel and other cost and expenses necessary or required to render the Administrative Services, advice and assistance provided for by this Agreement.
1.7	Compliance with Investment Laws.  All investment programs provided by
Administrator pursuant to this Agreement and any supervisory or ministerial actions taken by Administrator hereunder shall comply with the applicable laws and regulations of the domiciliary state of Company.

ADMINISTRATIVE SERVICES AGREEMENT
1.8	Reports to Board of Directors.  Administrator shall furnish such periodic reports as may be requested by the Board of Directors with respect to any and all actions taken by Administrator pursuant to this agreement.
1.9	The Board of Directors of Company shall have the right at all times to make specific directions for performance of personnel and utilization of Administrative Services.
1.10	The Board of Directors of Company shall have complete control over the management of Company and shall be responsible for the performance of such management.
1.11	Company, through it Officers and Board of Directors, shall have complete control over the following:
(a)	All investments of Company shall be subject to approval of the Officers and Board of Directors of Company.
(b)	All taxes of Company shall be the sole responsibility of the Company.
(c)	All expenses of examination and other governmental expenses and fees shall be the sole responsibility of Company.
(d)	Officers of Company shall be responsible for Company underwriting decisions.
(e)	Officers of Company shall be responsible for Company claims adjustment decisions.
(f)	Company shall own all of the records of its business and shall own and have custody of its general corporate accounts and records.
(g)	Company shall have the sole right to appoint and cancel agents and agencies.
(h)	Company shall be responsible for the printing and approval of all policies, as well as the establishment of proper rates and agency commissions.
(i)	Company shall be responsible to maintain accounting, statistical and other records, financial or otherwise, of Company.
(j)	Company shall be responsible for its reinsurance contracts.
(k)	Company shall have the responsibility for preparation of financial and other reports.
(l)	Advertising, sales promotion and agency development shall be subject to approval of the Officers of Company prior to implementation.

ADMINISTRATIVE SERVICES AGREEMENT
(m)	Company shall have the absolute right to refuse any risks proposed to be insured.
(n)	All loss-adjustment expenses relative to claims of the Company shall be paid solely by the Company, except for services rendered by Administrator.
(o)	Company shall be solely responsible for management and shall have full authority to direct and supervise personnel services to Company through
Administrator.
(p)	Company shall be responsible for expenses incurred for Company and shall have the responsibility to review and approve said expenses.
(q)	Administrator shall follow the directions of Company with respect to
Administrative Services.
1.12	Both Parties to this Agreement mutually agree to the following:
(a)	Company shall have custody of, responsibility for and control of, all investments, except for services rendered by Administrator.
(b)	Company shall own, have custody of, and keep its general corporate accounts and records, except for services rendered by Administrator.
(c)	Company shall own all the records of its business and shall be responsible for the proper retention of same, except for services rendered by Administrator.
(d)	Company shall at all times have the ultimate decision on underwriting of any risk.
(e)	Company shall have the ultimate right to cancel any risk in accordance with the terms of its policies.
(f)	Company shall have the ultimate decision on appointment of agents and ultimate power to cancel or terminate any agents or agencies.
(g)	Company shall have ultimate responsibility for, and shall maintain general control of claims adjustment and claim payments.
(h)	If this Agreement is not renewed or amended satisfactorily to Company,
Company shall have the option to cancel at the date of renewal.
(i)	Company shall at all times have the absolute right of cancellation of this
Agreement and discharge of Administrator in the event Administrator fails to satisfactorily perform.

ADMINISTRATIVE SERVICES AGREEMENT
(j)	Company shall retain the ultimate decision over commission rates.
(k)	In as much as this Agreement is one for personal services, this
Agreement cannot be assigned by Administrator and may be immediately terminated by Company in the event of a substantial change of the controlling personality of personnel in Administrator, if not satisfactory to Company.
1.13	Administrative Services means all services provided to Company by
Administrator which support and implement the functions and operations of
Company, including, but not limited to, data processing, computer services, accounting, underwriting, claims adjustment and investigation, human resources, payroll services, marketing, agency, billings, collections, investments, storage, customer services, information systems, government relations, legal, micrographics, telecommunications, mailroom, policyholder services, printing, licensing, compliance, audit and various other administrative services utilized in the ordinary course ofbusiness.
1.14	Effective on the date of this Agreement, the employees of Company, if any, shall be paid by Administrator for the benefit of Company.
1.15	Administrator shall pay all applicable health and welfare benefits and all profit sharing and/or pension benefits for its employees.
1.16	All salaries of Administrator's employees, including FICA, shall be paid by
Administrator, and Administrator shall withhold federal and state taxes and pay same to the appropriate parties.
2.	FEES
2.1	Fees.  As consideration for providing services under this Agreement.
Company agrees to pay Administrator, not less than monthly, a fee equal to
Administrator's:
(a)	Cost of providing such services, including an appropriate allocation of
Administrator's overhead expenses, in accordance with generally accepted accounting principles.  See attached copy of Administrator's Estimated
Overhead Worksheet.


ADMINISTRATIVE SERVICES AGREEMENT
2.2	Accountings.  Administrator agrees to provide periodically to Company, an accounting of the costs incurred by Administrator which form the basis for the fees payable by Company pursuant to this Agreement.  Said accounting shall be in such detail and be accompanied by substantive documentation satisfactory to the Company.
3.	CONFIDENTIALITY, PERFORMANCE AND RELATIONSHIP OF PARTIES
3.1	Disclosure of Information.  Administrator agrees all information communicated to it by or on behalf of Company while this Agreement is in force shall be used by Administrator only for the purposes of this
Agreement and during the term of this Agreement, and thereafter.
Administrator will not disclose such information to any person who is not a Director, Officer, employee or agent of Company or of any of its affiliated companies, except to the extent such disclosure is directly or indirectly related to the performance of this Agreement or is otherwise required by any applicable law, rule or regulation.
3.2	Records and Reports.  Except as provided herein, all forms,
records, statements, reports, files and other data and information prepared, maintained or collected by Administrator in the performance of this Agreement shall become the sole property of Company and shall be furnished to Company upon request.
3.3	Inspection of Books and Records.  Administrator shall keep proper books of account and records relating to the services performed hereunder in which full and correct entries will be made in accordance with generally accepted accounting principles.  Company or its designated agents shall, upon the lesser of reasonable notice of ten (10) days prior written notice to Administrator, have the right to inspect the books and records of Administrator at the offices of Administrator in which said books and records are maintained during normal business hours for any purpose related to Administration performance of this Agreement or the collection and determination of the fees required to be paid by
Company to Administrator under this Agreement.
3.4	Performance.  The failure of any party to insist upon strict performance of any provision of this Agreement shall not constitute a waiver of the right to insist upon strict performance or the obligation to strictly perform thereafter.
ADMINISTRATIVE SERVICES AGREEMENT
3.5	Relationship of Parties.  Administrator assumes no responsibility under this Agreement other than to render the services, advice and assistance provided for hereunder in good faith.  It is expressly understood and agreed with respect to and for the purposes of this
Agreement.  Administrator and Company are not partners or joint ventures, and nothing herein shall be construed so as to make them partners or joint ventures or impose any liability as such on either of them.
3.6	Other Agreements.  Company acknowledges Administrator may, from time to time, enter into agreements to provide services, advice and assistance to other companies which may or may not be affiliated with Company; that employees of Administrator, whether or not they are also Officers or Directors of Company, may render services to such other companies pursuant to said agreements and may also serve as Officers or Directors of such other companies subject to approval of Administrator Board of Directors. Administrator further covenants, in performing services, advice or assistance to such companies, it shall not provide any preferential treatment to such other company which would reduce or impair the amount or quality of the services, advice or assistance provided under this Agreement.
3.7	Indemnification.  Administrator agrees to indemnify and hold Company harmless from any and all damages, costs, claims or other liabilities including reasonable attorneys fees incurred by it as the result of any act or omission by Administrator in the performance of its duties hereunder, except to the extent the act or omission resulting in said damages were performed or omitted by or pursuant to the direction of any duly elected Director or Executive
Officer of Company. Company agrees to indemnify and hold Administrator harmless from any and all damages, costs, claims or other liabilities including reasonable attorneys fees incurred by it as the result of any act or omission by Company in the performance of its duties hereunder, except to the extent the act or omission resulting in said damages were performed or omitted by or pursuant to the direction of Administrator.


ADMINISTRATIVE SERVICES AGREEMENT

4.	TERM OF AGREEMENT AND NOTICES
4.1	Term of Agreement.  This Agreement shall remain in full force and effect for a period of one (1) year from the date hereof, and shall automatically renew for successive annual periods unless terminated pursuant to this provision.
4.2(a)	This Agreement may be terminated at any time upon ninety (90) days prior written notice to the other party herein.
4.2(b)	Administrator shall not terminate this Agreement unless and until Company has obtained the services of another entity engaged in the business of rendering such services and advice to life and heath insurance companies or has made other arrangements satisfactory to it for the continued
operations and business of Company, provided further Company shall use its best efforts to obtain such services or make such other arrangements as promptly as practicable following notice of termination by Administrator. 4.2(c) At the option of Company, this Agreement may be terminated by Company if Administrator has failed in any material respect to observe, perform or comply with any material agreement or obligation required by this Agreement and such failure continues for a period of thirty (30) days after receipt by Administrator of a notice from Company of such failure.
4.3	Upon termination under the above, administrator shall immediately deliver to Company or its designee all forms, records, statements, files, reports and other data and information prepared or collected by Company in connection with the performance of this Agreement.
4.4	Notices.  Any notices required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and delivered, telecopied or mailed, first-class postage prepaid, to the parties at the address of the principal office for each party or other address as indicated in writing by the respective party.



ADMINISTRATIVE SERVICES AGREEMENT

5.	MISCELLANEOUS
5.1	Entire Agreement.  This Agreement contains the entire understanding of the parties hereto and supersedes all prior agreements of the parties with respect to the subject matter contained herein. Any condition to a party's obligation hereunder may be waived in writing by such party.
5.2	Amendments.  This Agreement shall not be amended, changed, modified, terminated or discharged, in whole or in part, except by an instrument in writing duly executed by the parties hereto or their respective successors or assigns. If, after the date of this Agreement, Company directly or indirectly acquires a controlling interest in another company, Company may, by written notice to Administrator, notify Administrator of Company's desires that such company enter into an agreement with Administrator pursuant to which Administrator will provide Administrative Services, advice and assistance under terms consistent with those contained in this Agreement, and, upon such receipt, Administrator will enter into such an agreement with such company.
5.3	Binding Agreement.  This Agreement shall be binding upon the inure to the benefit of the parties hereto and their respective successors and assigns.
5.4	Severability Provisions.  If any provision of this Agreement shall be found to be invalid by any administrative agency, or similar body, or Court of competent jurisdiction, such findings shall not affect the remaining provisions of this Agreement, and all other provisions here in shall remain in full force and effect.
5.5	Governing Law.  This Agreement shall be interpreted and enforced in accordance with the laws of the State of Kansas.
5.6	Counterparts.  This Agreement may be executed in two or more separate counterparts, each of which shall be deemed to be an original hereof, but all of which shall constitute one and the same instrument.



ADMINISTRATIVE SERVICES AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 15th day of November, 2001.

						FIRST AMERICAN CAPITAL CORPORATION
						By:  /s/ Rick D. Meyer
						Title:  President


						FIRST LIFE AMERICA CORPORATION
						By:  /s/ Phillip M. Donnelly
						Title:  Secretary / Treasurer